UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2013

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                   Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 20, 2013, the Board of Directors of Christopher & Banks Corporation (the “Company”) amended and restated the Company’s By-Laws (the “By-Laws”), effective December 20, 2013.  The following sets forth a summary of the amendments to the By-Laws, which does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Seventh Amended and Restated By-Laws (the “Amended By-Laws”) filed as Exhibit 3.1 to this Current Report and incorporated by reference herein.

Adoption of Majority Voting Standard for Uncontested Director Elections

The Amended By-Laws provide for majority voting in uncontested elections of directors.  A director nominee may be elected only upon the affirmative vote of a majority of the total votes cast for and against such nominee.  The Amended By-Laws retain plurality voting for contested director elections.  Prior to the adoption of the Amended By-Laws, members of the Company’s board of directors (the “Board”) were elected by a plurality of the votes cast, whether or not the election was contested.

In connection with the Amended By-Laws establishing the new majority voting standard for the election of directors, the Company adopted an amendment to its Corporate Governance Guidelines to provide that, if an incumbent director fails to receive the required vote for re-election, he or she must submit his or her resignation to the Board.  The amended Corporate Governance Guidelines provide that the Governance & Nominating Committee (the “Committee”) of the Board will consider such offered resignation and recommend to the Board whether to accept the offer to resign within 90 days after certification of the election results.  The Board is to act promptly on the Committee’s recommendation.  Thereafter, the Board will promptly disclose its decision-making process and decision regarding whether to accept the director’s resignation offer, and the reason(s) for rejecting the resignation offer, if applicable.  If the resignation is not accepted, the director will continue to serve until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal.  The amended Corporate Governance Guidelines are available on the Company’s website at www.christopherandbanks.com.

Item 9.01                   Financial Statements and Exhibits.

(d)              Exhibits.

3.1                 Seventh Amended and Restated By-Laws of Christopher & Banks Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date:	December 24, 2013	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description

3.1	Seventh Amended and Restated By-Laws of Christopher & Banks Corporation